                                                                       Exhibit 1






                          AGREEMENT AND PLAN OF MERGER

                  AGREEMENT AND PLAN OF MERGER, dated as of December 21, 1994 (the "Agreement"), by and among RICOH CORPORATION, a Delaware corporation (the "Parent"), SC ACQUISITION CORP., a Delaware corporation and a wholly owned subsidiary of the Parent (the "Acquiror"), and SAVIN CORPORATION, a Delaware corporation (the "Company"). The Acquiror and the Company are sometimes collectively referred to herein as the "Constituent Corporations."
                                   RECITALS:
                  The respective Boards of Directors of the Parent, the Acquiror and the Company each have approved this Agreement pursuant to which, among other things, the Acquiror will be merged with and into the Company (the "Merger") on the terms and conditions contained herein and in accordance with the General Corporation Law of the State of Delaware (the "DGCL").
                  In order to induce the Parent and the Acquiror to agree to enter into this Agreement and to effect the Merger, each of the stockholders of the Company listed on Schedule A hereto (the "Majority Stockholders") have entered into a Stockholder Agreement, dated the date hereof (the "Stockholder Agreement"), with the Parent.

                   NOW THEREFORE, in consideration of the premises and the representations, warranties and covenants contained




Doc #:DS1:252935.1   24-078
herein, and intending to be legally bound hereby, the parties hereto agree as follows:

                                   ARTICLE 1

                                   THE MERGER

                  1.1 The Merger. Upon the terms and subject to the conditions of this Agreement, at the Effective Time (as defined in Section 1.2) and in accordance with the DGCL, the Acquiror shall be merged with and into the Company, which shall be the surviving corporation in the Merger (hereinafter sometimes referred to as the "Surviving Corporation"). At the Effective Time, the separate existence of the Acquiror shall cease.
                  1.2 Effective Time. The Merger shall become effective as of the date and time (the "Effective Time") of filing with the Secretary of State of the State of Delaware of a certificate of merger (the "Certificate of Merger") in such form as required by, and executed in accordance with, the DGCL.
                  1.3      Effect of the Merger.  As of the Effective
Time, the effects of the Merger shall be as set forth in
Section 259 of the DGCL.

                   1.4 Certificate of Incorporation. The Certificate of Incorporation of the Acquiror, as in effect immediately prior to the Effective Time, shall become, from and after the Effective Time, the Certificate of Incorporation of the Surviving Corporation until thereafter




Doc #:DS1:252935.1   24-078
amended in accordance with applicable law. As of the Effective Time, the name of the Surviving Corporation shall be Savin Corporation.
                  1.5 By-Laws. The By-Laws of the Acquiror, as in effect immediately prior to the Effective Time, shall become, from and after the Effective time, the By-Laws of the Surviving Corporation until thereafter amended as provided therein and in accordance with applicable law.
                  1.6 Directors. The directors of the Acquiror at the Effective Time shall become, from and after the Effective Time, the directors of the Surviving Corporation and shall hold office from the Effective Time until their respective successors are duly elected or appointed and qualify in the manner provided in the Certificate of Incorporation and By-Laws of the Surviving Corporation, or as otherwise provided by applicable law.
                  1.7 Officers. The officers of the Acquiror at the Effective Time shall become, from and after the Effective Time, the initial officers of the Surviving Corporation and shall hold office from the Effective Time until their respective successors are duly elected or appointed and qualify in the manner provided in the Certificate of Incorporation and By-Laws of the Surviving Corporation, or as otherwise provided by applicable law.

                   1.8 Meeting of the Company's Stockholders; Proxy Statement. The Company shall take all action necessary in accordance with applicable law to convene a meeting of its




Doc #:DS1:252935.1   24-078
stockholders as promptly as practicable to consider and vote upon the Merger. The Company shall, through its Board of Directors (the "Board"), recommend that the Company's stockholders vote in favor of the Merger and the approval and adoption of this Agreement, unless the Board shall determine in good faith, following an appropriate review and based on the advice of the Board's outside counsel, that such action would cause the Board to breach its fiduciary duties under Delaware law. As soon as practicable, the Company shall file with the Securities and Exchange Commission (the "SEC") under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and shall use its best efforts to have cleared by the SEC, a proxy statement (the "Proxy Statement") with respect to the meeting of the Company's stockholders referred to in this Section 1.8.
                  1.9 Additional Actions. If, at any time after the Effective Time, the Surviving Corporation shall determine or be advised that any deeds, bills of sale, assignments, assurances or any other actions or things are necessary or desirable to vest, perfect or confirm of record or otherwise in the Surviving Corporation its right, title or interest in, to or under any of the rights, properties or assets of either of the Constituent Corporations acquired or to be acquired by the Surviving Corporation as a result of, or in connection with, the Merger or otherwise to carry out this Agreement, the officers and directors of the Surviving Corporation shall be authorized to execute and deliver, in




Doc #:DS1:252935.1   24-078
the name and on behalf of each of the Constituent Corporations or otherwise, all such deeds, bills of sale, assignments and assurances and to take and do, in the name and on behalf of each of the Constituent Corporations or otherwise, all such other actions and things as may be necessary or desirable to vest, perfect or confirm any and all right, title and interest in, to and under such rights, properties or assets in the Surviving Corporation or otherwise to carry out this Agreement.

                                   ARTICLE 2
                            CONVERSION OF SECURITIES
                  2.1      Common Stock.
                           2.1.1            Each share of Common Stock, par
value $.001 per share, of the Company (the "Common Stock") issued and outstanding immediately prior to the Effective Time (except for shares of Common Stock then owned of record by the Parent or the Acquiror and except for Dissenting Shares (as defined in Section 2.2)) shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into the right to receive an amount in cash equal to (a) $41,500,000 less (i) the amount of any reduction in the aggregate purchase price for the shares of Common Stock pursuant to Section 6.2, (ii) the amount of any portion of the aggregate purchase price for the shares of Common Stock that shall be paid to the Escrow Agent pursuant to Section 6.2 and (iii) the aggregate amount of all




Doc #:DS1:252935.1   24-078
payments, if any, made by the Company to the holders of Options (as defined in Section 2.5) in connection with any redemption, cancellation or termination thereof, divided by (b) the total number of shares of Common Stock that are (i) issued and outstanding immediately prior to the Effective Time (including, without limitation, all shares of Common Stock issued in settlement of Unresolved Claims ((as defined in Section 4.2)) and all shares of Common Stock issued to the Escrow Agent ((as defined in Section 5.12)) pursuant to Section 5.12) and (ii) issuable pursuant to Options outstanding immediately prior to the Effective Time, whether or not then exercisable (such quotient being hereinafter referred to as the "Price Per Share") payable to the holder thereof, without interest thereon, upon surrender of the certificate representing such share of Common Stock.
                           2.1.2            Each share of Common Stock held in
the Company's treasury immediately prior to the Effective Time, if any, shall, by virtue of the Merger, be cancelled and retired and cease to exist, without any conversion thereof.
                  2.2 Dissenting Shares. Notwithstanding anything in this Agreement to the contrary, each share of Common Stock that is issued and outstanding immediately prior to the Effective Time and that is held by a stockholder who has properly exercised and perfected appraisal rights under
Section 262 of the DGCL (the "Dissenting Shares"), shall not be converted into or exchangeable for the right to receive




Doc #:DS1:252935.1   24-078
the Price Per Share, but shall be entitled to receive such consideration as shall be determined pursuant to Section 262 of the DGCL; provided, however, that, if such holder shall have failed to perfect or shall have effectively withdrawn or lost its right to appraisal and payment under the DGCL, each share of Common Stock of such holder shall thereupon be deemed to have been converted into and to have become exchangeable for, as of the Effective Time, the right to receive the Price Per Share, without any interest thereon, in accordance with
Section 2.4, and such shares shall no longer be Dissenting Shares.
                  2.3 Acquiror Common Stock. Each share of common stock of the Acquiror issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into one share of common stock of the Surviving Corporation.
                  2.4      Exchange of Common Stock.
                           2.4.1  On the Closing Date (as defined in
Section 7.1), the Parent shall cause the Acquiror to deposit in trust with a bank or trust company designated by the Acquiror and reasonably satisfactory to the Company (the "Exchange Agent") cash, cash equivalents or a combination thereof in an aggregate amount equal to the product of: (i) the number of shares of Common Stock issued and outstanding at the Effective Time (other than shares of Common Stock then owned of record by the Parent or the




Doc #:DS1:252935.1   24-078

Acquiror or held in the Company's treasury and other than any Dissenting Shares); and (ii) the Price Per Share (such product being hereinafter referred to as the "Exchange Fund"). The Exchange Agent shall, pursuant to irrevocable instructions, make the payments provided for in Section 2.1.1 out of the Exchange Fund. The Exchange Agent may invest all or portions of the Exchange Fund in any one or more of the following: (a) securities issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof having maturities of not more than one year from the date of acquisition thereof; (b) time deposits and certificates of deposit of any commercial bank incorporated in the United States of America of recognized standing having capital and surplus in excess of $50,000,000; (c) securities, bonds, notes, debentures, investments or other forms of debt of any Person rated at least AA or the equivalent thereof by Standard & Poor's Corporation and at least Aa or the equivalent thereof by Moody's Investors Service, Inc.; or (d) investments in money market or mutual funds registered under the Investment Company Act of 1940, as amended, whose sole investments are comprised of securities of the types described in clauses (a) through (c) above. All net earnings with respect to any investment of the Exchange Fund shall be paid to the Surviving Corporation as and when requested by the Surviving Corporation. If any cash or cash equivalents deposited with the Exchange Agent for purposes




Doc #:DS1:252935.1   24-078
of paying the Price Per Share for the Common Stock pursuant to this Article 2 remains unclaimed following the expiration of six months after the Effective Time, such cash (together with accrued interest) shall be delivered to the Surviving Corporation by the Exchange Agent and, thereafter, holders of certificates that immediately prior to the Effective Time represented shares of Common Stock shall be entitled to look only to the Surviving Corporation (subject to abandoned property, escheat or similar laws) as general creditors thereof with respect to the surrender and exchange of such certificates.
                           2.4.2  Promptly after the Effective Time, the
Exchange Agent shall mail to each record holder (other than the Parent and the Acquiror), as of the Effective Time, of an outstanding certificate or certificates which immediately prior to the Effective Time represented shares of Common Stock (the "Certificates") a form letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon proper delivery of the Certificates to the Exchange Agent) and instructions for use in effecting the surrender of the Certificates for payment therefor. Upon surrender by such holder to the Exchange Agent of a Certificate, together with such letter of transmittal duly executed, the holder of such Certificate shall be entitled to receive in exchange therefor, cash in an amount equal to the product of the number of shares of Common Stock represented by such




Doc #:DS1:252935.1   24-078

Certificate and the Price Per Share, and such Certificate shall forthwith be cancelled. No interest will be paid or accrued on the cash payable upon the surrender of the Certificates. If the payment is to be made to a person other than the person in whose name a Certificate surrendered is registered, it shall be a condition of payment that: (i) the Certificate so surrendered shall be properly endorsed or otherwise in proper form for transfer; and (ii) the person requesting such payment shall pay any transfer or other taxes required by reason of the payment to a person other than the registered holder of the Certificate surrendered or establish to the satisfaction of the Surviving Corporation that such tax has been paid or is not applicable. Until surrendered in accordance with the provisions of this Section 2.4, each Certificate (other than Certificates representing shares of Common Stock then owned of record by the Parent or the Acquiror and other than Certificates representing Dissenting Shares) shall represent for all purposes whatsoever only the right to receive the Price Per Share in cash multiplied by the number of shares evidenced by such Certificate, without any interest thereon.
                           2.4.3  After the Effective Time there shall
be no transfers on the stock transfer books of the Surviving Corporation of the shares of Common Stock that were outstanding immediately prior to the Effective Time. If, after the Effective Time, Certificates are presented to the Surviving Corporation for transfer or for any other reason,




Doc #:DS1:252935.1   24-078
they shall be cancelled and exchanged for cash as provided in this Article 2.
                  2.5 Stock Options. Each holder of an option, warrant, call, subscription, stock appreciation right or other right or other agreement obligating the Company to issue, transfer or sell, or securities or rights convertible or exchangeable for, any shares of Common Stock (each, an "Option"), which Option is outstanding immediately prior to the Effective Time, whether or not then exercisable, shall be entitled to receive, and shall receive, in settlement and cancellation thereof, an amount in cash equal to the product of:
(i) the difference between the Price Per Share and the exercise price of each such Option; and (ii) the number of shares of Common Stock covered by such Option. All payments in respect of Options shall be made as soon as practicable after the Effective Time. Prior to the Effective Time, the Company shall use its best efforts to cause each holder of an outstanding Option to consent to the cancellation of all such Options in consideration solely for the payment provided herein with respect to Options that are outstanding prior to the Effective Time, and shall take such other action as may be necessary to carry out the terms of this Section 2.5.






Doc #:DS1:252935.1   24-078

                                   ARTICLE 3

                         REPRESENTATIONS AND WARRANTIES
                         OF THE PARENT AND THE ACQUIROR

                  The Parent and the Acquiror represent and warrant to the Company as follows:
                  3.1 Organization. Each of the Parent and the Acquiror is a corporation validly existing and in good standing under the laws of the State of Delaware. The Acquiror is a newly formed, wholly owned subsidiary of the Parent and, except for activities incident to the acquisition of the Company, the Acquiror has not engaged in any business activities of any type or kind whatsoever.

                   3.2 Authorization; Binding Agreement. Each of the Parent and the Acquiror has the full legal power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the board of directors of the Parent and the Acquiror, respectively, and no other proceedings on the part of the Parent or the Acquiror are necessary to authorize the execution and delivery of this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by each of the Parent and the Acquiror and constitutes a legal, valid and binding agreement of the Parent and the




Doc #:DS1:252935.1   24-078

Acquiror, enforceable against each of them in accordance with its terms.
                  3.3 No Violations. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby nor compliance by the Parent or the Acquiror with any of the provisions hereof will:
(i) conflict with or result in any breach of any provision of its Certificate of Incorporation or By-Laws; (ii) require any consent, approval or notice under or conflict with or result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, agreement or other instrument or obligation to which the Parent or the Acquiror is a party or by which either of them or any material portion of their properties or assets may be bound; or (iii) violate any order, writ, injunction, determination, award, decree, law, statute, rule or regulation applicable to the Parent or the Acquiror or any material portion of their properties or assets; provided that no representation and warranty is made in the foregoing clauses (ii) and (iii) with respect to matters that could not reasonably be expected to result in Material Adverse Effect (as defined below) with respect to the Parent. For purposes of this Agreement, "Material Adverse Effect" with respect to any person means a material adverse effect on the business,




Doc #:DS1:252935.1   24-078
assets, properties, condition (financial or otherwise), results of operations or prospects of such person and its subsidiaries taken as a whole.

                   3.4 Proxy Statement; Other Information. None of the information relating to each of the Parent and the Acquiror supplied or to be supplied by it in writing for inclusion in the Proxy Statement will, at the time the Proxy Statement is mailed, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading and, at the time of the meeting of stockholders to which the Proxy Statement relates, as then amended or supplemented, the Parent and the Acquiror shall have provided to the Company such information, if any, as shall be necessary to correct any statement relating to the Parent or the Acquiror supplied by it in writing for inclusion in the Proxy Statement that has become false or misleading in any earlier communication with respect to the solicitation of any proxy for such meeting.

                   3.5 Governmental Approvals. No consent, approval or authorization of or declaration or filing with any foreign, federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality (each, a "Governmental Entity") on the part of each of the Parent and the Acquiror that has not been obtained or made is required in connection with the execution or delivery by each of the Parent and the Acquiror of




Doc #:DS1:252935.1   24-078
this Agreement or the consummation by each of the Parent and the Acquiror of the transactions contemplated hereby, other than: (i) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware; (ii) filings under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"); and (iii) consents, approvals, authorizations, declarations or filings that, if not obtained or made, would not have a Material Adverse Effect with respect to the Parent or prevent the Parent or the Acquiror from consummating the transactions contemplated hereby.
                  3.6 Finders and Investment Bankers. Neither the Parent or the Acquiror nor any of their respect officers or directors has employed any investment banker, business consultant, broker or finder, except for Nomura Wasserstein Perella Co., Ltd. ("NWP") and its affiliate, Wasserstein Perella & Co., Inc. ("WP"), or incurred any liability for any investment banking, business consultant, brokerage or finders' fees or commissions in connection with the transactions contemplated hereby, except for fees payable to NWP, all of which fees have been, or will be, paid by the Parent or its affiliate.

                                   ARTICLE 4

                         REPRESENTATIONS AND WARRANTIES
                                 OF THE COMPANY

                  The Company represents and warrants to the Parent and the Acquiror as follows:




Doc #:DS1:252935.1   24-078

                  4.1 Organization. Each of the Company and its subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted. Each of the Company and its subsidiaries is duly qualified or licensed and in good standing to do business in each jurisdiction in which the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary, except where the failure to be so duly qualified or licensed and in good standing would not individually or in the aggregate have a Material Adverse Effect with respect to the Company. The Company has heretofore delivered to the Parent and the Acquiror accurate and complete copies of the Certificates of Incorporation and By-Laws, or equivalent governing instruments, as currently in effect, of the Company and each of its subsidiaries.
                  4.2 Capitalization. The authorized capital stock of the Company consists of 10,000,000 shares of Common Stock. As of the date hereof, 3,841,626 shares of Common Stock are outstanding and no shares are held in the Company's treasury. No other capital stock of the Company is authorized or issued. All issued and outstanding shares of Common Stock have been duly authorized and are validly issued, fully paid, nonassessable and free of preemptive




Doc #:DS1:252935.1   24-078
rights. As of the date hereof, each of the Majority Stockholders is the record and, to the knowledge of the Company, beneficial owner of the number of shares of Common Stock set forth in the Stockholder Agreement executed and delivered by such Majority Stockholder. Except for the Options granted to the directors of the Company (which entitle the holders thereof to acquire, in the aggregate, 155,000 shares of Common Stock at an exercise price of $1.00 per share), at the date hereof there are not, and at the Effective Time there will not be, any existing Options. Schedule 4.2 sets forth a correct and complete list of (a) the holders of Options, the number of Options held by each such holder, the number of Options that are presently vested with respect to each such holder and a schedule of the future vesting of all presently unvested Options with respect to each such holder and (b) the holders of all prepetition disputed claims that are unresolved as of the date hereof (the "Unresolved Claims"), the total amount of each such Unresolved Claim, and the total number of shares of Common Stock that would be issuable in full settlement of each such Unresolved Claim if such Unresolved Claim were resolved for the full amount claimed.
                  4.3 Subsidiaries. Exhibit 22.01 to the Company's Annual Report on Form 10-K for the fiscal year ended January 1, 1994 (the "1993 Form 10-K") sets forth the name, jurisdiction of incorporation or organization and percentages of outstanding capital stock owned, directly or




Doc #:DS1:252935.1   24-078
indirectly, by the Company, with respect to each subsidiary of the Company. Except for the Company's 49% ownership interest in Savin Coastal Valley, Inc. and certain other equity interests that do not, in the aggregate, exceed $100,000 in value, neither the Company nor any of its subsidiaries owns any direct or indirect equity interest in any corporation (other than direct or indirect subsidiaries of the Company), partnership, joint venture or other entity, domestic or foreign. All of the outstanding shares of capital stock of each of the Company's subsidiaries have been duly authorized and validly issued and are fully paid and nonassessable. There are no irrevocable proxies or similar obligations with respect to such capital stock and no equity securities or other interests of any of the subsidiaries are or may become required to be issued by reason of any options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exchangeable for, shares of any capital stock of any subsidiary, and there are no contracts, commitments, understandings or arrangements by which any subsidiary is bound to issue additional shares of its capital stock, or options, warrants or rights to purchase or acquire any additional shares of its capital stock or securities convertible into or exchangeable for such shares. All shares of capital stock of each of the Company's subsidiaries are owned by the Company free and clear of any claim,




Doc #:DS1:252935.1   24-078
lien, encumbrance, security interest or agreement with respect thereto, other than the security interests granted to (a) Foothill Capital Corporation ("FCC") pursuant to the Amended and Restated Loan and Security Agreement dated December 14, 1993 between the Company and FCC and the Loan and Security Agreement dated February 7, 1994 between Savin Credit Corporation and FCC and (b) Internationale Nederlanden Lease Structured Finance B.V. ("ING") pursuant to the Settlement, Sale and Security Agreement, dated December 7, 1988 (the "ING Agreement"), between the Company and ING (collectively, the "Creditors' Liens").

                   4.4 Authority Relative to this Agreement. The Company has full legal power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the Board and no other proceedings on the part of the Company or any subsidiary of the Company are necessary to authorize the execution and delivery of this Agreement or to consummate the transactions contemplated hereby (other than the adoption of this Agreement by the stockholders of the Company in accordance with the DGCL and the Certificate of Incorporation and By-Laws of the Company). This Agreement has been duly and validly executed and delivered by the Company and, subject to the approval and adoption of this Agreement by the stockholders of the Company, constitutes a




Doc #:DS1:252935.1   24-078
legal, valid and binding agreement of the Company, enforceable against it in accordance with its terms. The Board has unanimously declared the Restriction Period (as defined in the Company's Certificate of Incorporation) terminated in accordance with Section 8 of the Company's Certificate of Incorporation, but only to the extent necessary to permit the consummation of the transactions contemplated hereby and by the Stockholder Agreements in accordance with their terms.
                  4.5 Consents and Approvals; No Violations. Except for applicable requirements of the Exchange Act, the HSR Act and the filing and recordation of appropriate merger documents as required by the DGCL, no filing with, and no permit, authorization, consent or approval of, any Governmental Entity is necessary for the consummation by the Company of the transactions contemplated by this Agreement. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby nor compliance by the Company with any of the provisions hereof will: (i) conflict with or result in any breach of any provision of the Certificates of Incorporation or By-Laws or other governing instruments of the Company or any of its subsidiaries; (ii) except as set forth on Schedule 4.5, require any consent, approval or notice under or conflict with or result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or




Doc #:DS1:252935.1   24-078
acceleration) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, agreement or other instrument or obligation to which the Company or any of its subsidiaries is a party or by which any of them or any material portion of their properties or assets may be bound; or
(iii) violate any order, writ, injunction, determination, award, decree, law, statute, rule or regulation applicable to the Company or any of its subsidiaries or any material portion of their properties or assets; provided that no representation and warranty is made in the foregoing clauses (ii) and (iii) with respect to matters that could not reasonably be expected to result in Material Adverse Effect with respect to the Company.
                  4.6 Litigation. Except as disclosed in the SEC Filings (as defined in Section 4.8) or as otherwise set forth on Schedule 4.6 hereto, as of the date hereof there are no claims, actions, proceedings or, to the knowledge of the Company, investigations pending or threatened against the Company or any of its subsidiaries, or any properties or rights of the Company or any of its subsidiaries, before any court or Governmental Entity that could reasonably be expected to result in a Material Adverse Effect with respect to the Company. As of the date hereof, neither the Company nor any of its subsidiaries nor any property of any of them is subject to any order, judgment, injunction or decree. A final order and judgment approving the settlement of the litigation captioned as In re Savin Corporation Securities




Doc #:DS1:252935.1   24-078

Litigation, Civil Action No. B-85-617 (AHN), in the United States District Court for the District of Connecticut and dismissing such action with prejudice has been entered by such Court.
                  4.7 Bankruptcy Matters. The Company has delivered to the Parent and the Acquiror complete and correct copies of the Company's plan of reorganization (the "Plan of Reorganization") and disclosure statement in the Chapter 11 Case (as defined below), as amended, supplemented or modified to date and as confirmed by the confirmation order of the bankruptcy court, dated as of November 23, 1993, as entered on the docket of such court on November 24, 1993, with respect thereto (the "Confirmation Order"), and of the Confirmation Order. For purposes of this Agreement, "Chapter 11 Case" means Case No. 92 B 44809
(BRL) commenced by the Company and certain other debtors in the United States Bankruptcy Court for the Southern District of New York for relief under chapter 11 of title 11 of the U.S. Code (the "Bankruptcy Code"). The Plan of Reorganization became effective on December 14, 1993, and is in full force and effect as confirmed by the Confirmation Order. No motion: (i) to modify the Plan of Reorganization (whether under section 1127 of the Bankruptcy Code or otherwise); (ii) to revoke confirmation (whether under section 1144 of the Bankruptcy Code or otherwise); or (iii) to convert or dismiss the Chapter 11 Case (whether under section 1112 of the Bankruptcy Code or otherwise) is pending. The




Doc #:DS1:252935.1   24-078

Confirmation Order has become a "Final Order" as defined in the Plan of Reorganization and is no longer subject to any appeal, rehearing, reargument, certiorari or other review.

                   4.8 SEC Filings; Financial Statements. The Company has made all filings required to be made with the SEC since September 30, 1991 and has delivered to the Parent and the Acquiror correct and complete copies of its: (i) Annual Reports on Form 10-K for the years ended December 31, 1992 and January 1, 1994, as filed with the SEC; (ii) proxy statements relating to all of the Company's meetings of stockholders (whether annual or special) since September 30, 1993; and (iii) all other reports, statements and registration statements (including Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed by the Company with the SEC since March 31, 1993 (collectively, the "SEC Filings"). As of their respective dates, the SEC Filings (including all exhibits and schedules thereto and documents incorporated by reference therein), did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company and its subsidiaries included or incorporated by reference in the SEC Filings have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except as may be indicated in the




Doc #:DS1:252935.1   24-078
notes thereto) and fairly present in all material respects the consolidated assets, liabilities and financial position of the Company and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operations and changes in cash for the periods then ended (subject, in the case of any unaudited interim financial statements, to normal year-end adjustments, which have not been or are not expected to be material).

                   4.9 Absence of Certain Changes or Events. Except as disclosed in the SEC Filings or as set forth on Schedule 4.9, since July 2, 1994 there has not been:

                            (i) any  material  adverse  change in the  business,
assets, properties, condition (financial or otherwise), results of operations or prospects of the Company and its subsidiaries taken as a whole (the foregoing, a "Material Adverse Change");

                            (ii)  any  damage,   destruction  or  loss,  whether
covered by insurance or not, having a Material Adverse Effect;

                            (iii)  any  change  by  the  Company  in  accounting
principles or methods except insofar as may be required by a change in generally accepted accounting principles;

                            (iv) any  declaration,  payment or setting aside for
payment of any dividend or any redemption, purchase or other acquisition of any shares of capital stock or securities of the Company;




Doc #:DS1:252935.1   24-078

                            (v) any return of any capital or other  distribution
of assets to stockholders of the Company as such;

                            (vi)  any  direct  or  indirect  purchase  or  other
acquisition of stock, other securities or other assets (other than purchases of such other assets in the ordinary course of business and at arm's-length purchase prices) of any person and any direct or indirect loan, advance (other than advances to employees for travel expenses in the ordinary course of business) or capital contribution to any person other than any joint venture or partnership in which the Company or any of its subsidiaries, but no affiliate, has an equity interest;

                            (vii) any incurrence of any obligation or liability,
including any borrowing or capital expenditure or commitment by the Company or any of its subsidiaries (other than obligations, liabilities, borrowings and capital expenditures or commitments through the date hereof in the ordinary course of business and consistent with past practice);

                            (viii)  any  waiver  by  the  Company  or any of its
subsidiaries of any right of material value of its respective businesses;

                            (ix)  any  payment  or  commitment  to  pay by or on
behalf of the Company or any of its subsidiaries any severance or termination pay to any officer, director, employee, consultant, agent or other representative of the




Doc #:DS1:252935.1   24-078

Company or any of its subsidiaries, other than in the ordinary course of business;

                            (x)  a  grant  of  any   general   increase  in  the
compensation of its officers or employees (including any such increase pursuant to any bonus, pension, profit-sharing or other plan or commitment) or any increase in the compensation payable or to become payable to any such officer or employee, except for annual increases in the ordinary course of business in accordance with past practices and the Company's policies in existence as of the date of this Agreement; or

                            (xi) any  agreement  to take,  whether in writing or
otherwise, any action which, if taken prior to the date hereof, would have made any representation or warranty in this Article 4 untrue or incorrect in any material respect.

                   Since January 1, 1994, the Company and its subsidiaries have conducted their respective businesses only in the ordinary course.

                   4.10 Governmental Authorization and Compliance with Laws. Except as set forth on Schedule 4.10, the business of the Company and its subsidiaries has been operated in compliance with all laws, ordinances, regulations and orders of all Governmental Entities, except for violations which do not and could not reasonably be expected to result in a Material Adverse Effect with respect to the Company. Except as set forth on Schedule 4.10, the




Doc #:DS1:252935.1   24-078

Company and its subsidiaries: (i) have all permits, certificates, licenses, approvals and other authorizations (collectively, "Permits") required in connection with the operation of their business; (ii) are not in violation of any Permit applicable to any of them or to the operation of their business; and
(iii) no proceeding is pending or, to the knowledge of the Company, threatened to revoke any Permit, except those the absence or possible violation of which does not and could not reasonably be expected to result in a Material Adverse Effect with respect to the Company.

                   4.11 Proxy Statement; Other Information. None of the information relating to the Company and its subsidiaries included in the Proxy Statement will, at the time the Proxy Statement is mailed, be false or misleading with respect to any material fact, or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading or, at the time of the meeting of stockholders to which the Proxy Statement relates, as then amended or supplemented, necessary to correct any statement which has become false or misleading in any earlier communication with respect to the solicitation of any proxy for such meeting. The Proxy Statement will comply in all material respects as to form with the requirements of the Exchange Act and the rules and regulations thereunder.




Doc #:DS1:252935.1   24-078

                  4.12 Finders and Investment Bankers. Neither the Company nor any of its officers or directors has employed any investment banker, business consultant, broker or finder except for The Pendergast Group, Inc. ("Pendergast"), or incurred any liability for any investment banking, business consultant, brokerage or finders' fees or commissions in connection with the transactions contemplated hereby, except for fees payable to Pendergast pursuant to the agreement, dated as of August 8, 1994, between Pendergast and the Company, all of which fees have been, or will be, paid by the Company.
                  4.13 Employment and Similar Agreements and Arrangements. Except as set forth on Schedule 4.13, there are no employment, consulting, severance or indemnification arrangements, agreements or understandings between the Company or any of its subsidiaries, on the one hand, and any Majority Stockholders or directors or officers of the Company or any of its subsidiaries or of any Majority Stockholder or any of its subsidiaries, on the other hand, and no "change in control," "golden parachute" or like payments shall become payable by the Company or any of its subsidiaries to any director or officer of the Company or any of its subsidiaries as a result of the transactions contemplated hereby.
                  4.14  Taxes.
                           4.14.1           The Company and its subsidiaries
have timely filed all federal, state, local and foreign tax




Doc #:DS1:252935.1   24-078
returns, tax reports, and declarations of estimated tax, including, without limitation, consolidated federal income tax returns of the Company and its subsidiaries (collectively, "Tax Returns") required to be filed through the date hereof or extensions therefor, and shall prepare and timely file, in a manner consistent with prior years and applicable law and regulations, all Tax Returns required to be filed on or before the day of the Effective Time, and all such Tax Returns are or will be correct and complete in all material respects. The Company and its subsidiaries have timely paid all Taxes (as defined in Section 4.14.11) that are due, or claimed or asserted by any taxing authority to be due, from or with respect to any of them through the date hereof and shall timely pay any Taxes required to be paid by any of them on or before the Effective Time, except for those that are being contested in good faith by appropriate proceedings and with respect to which appropriate reserves have been reflected in the financial statements included in the 1993 Form 10-K or the notes thereto (the "Financial Statements"). With respect to any period for which Tax Returns have not yet been filed, or for which Taxes are not yet due or owing, the Company has no liability for Taxes other than Taxes incurred in the ordinary course of business or for which accruals were reflected in the Financial Statements. The Company and its subsidiaries have made all required current estimated Tax payments sufficient to avoid




Doc #:DS1:252935.1   24-078
any underpayment penalties in excess of $10,000 in the aggregate.

                           4.14.2           There are no liens or other
encumbrances with respect to Taxes (other than Taxes not yet due and payable) upon any of the assets of the Company or any of its subsidiaries except as noted on Schedule 4.14.2.
                           4.14.3           The United States federal income
Tax Returns of the Company and its subsidiaries have not been audited or examined by the United States Internal Revenue Service (the "IRS") since the tax year ended April 30, 1983. The statute of limitations has expired with respect to the Company's Federal Income Tax returns for the tax years ended December 31, 1990 and prior, with the exception of tax years in which net operating losses were generated, to the extent of any utilization of such net operating losses. The Company and its subsidiaries have had various audits by state and local taxing jurisdictions. Such audits have been concluded with the exceptions noted on Schedule 4.14.3. There are no outstanding agreements, waivers or arrangements extending the statutory period of limitation applicable to any claim for, or the period for the collection or assessment of, Taxes due from or with respect to the Company for any taxable period, except as noted on Schedule 4.14.3. The Company has previously delivered or made available to the Parent and the Acquiror correct and complete copies of each of: (i) any audit reports issued within the last three years relating to the




Doc #:DS1:252935.1   24-078

United States federal, state, local or foreign Taxes due from or with respect to the Company or any of its subsidiaries; and (ii) the United States federal Tax Return, and state, local, and foreign Tax Returns for each of the last three taxable years, filed by the Company or any of its subsidiaries. No closing agreement pursuant to Section 7121 of the Internal Revenue Code of 1986, as amended (the "Code") (or any predecessor provision) or any similar provision of any state, local, or foreign law has been entered into by or with respect to the Company or any of its subsidiaries. The Company has installment agreements with various taxing authorities as set forth in Schedule 4.14.3.
                           4.14.4           No audit or other proceeding,
except as noted on Schedule 4.14.4, by any court, governmental authority, or similar person is pending or, to the knowledge of the Company, threatened with respect to any Taxes due from or with respect to the Company or any of its subsidiaries or any Tax Return filed by or with respect to the Company or any of its subsidiaries, except as noted on Schedule 4.14.4. No assessment of Tax is proposed against the Company or any of its subsidiaries or any of their respective assets except as noted in Section 4.14.4.
                           4.14.5           No election under any of
Section 108, 168, 338, 472, 1017, 1033, or 4977 of the Code (or any predecessor provisions) has been made or filed by or with respect to the Company or any of its subsidiaries. No consent to the application of Section 341(f)(2) of the Code




Doc #:DS1:252935.1   24-078

(or any predecessor provision) has been made or filed by or with respect to any of the properties of the Company or any of its subsidiaries. None of the properties of the Company or any of its subsidiaries is an asset or property that is or will be required to be treated as being owned by any person (other than the Company or such subsidiary) pursuant to the provisions of Section 168(f)(8) of the Internal Revenue Code of 1954, as amended and in effect immediately before the enactment of the Tax Reform Act of 1986.
                           4.14.6           Neither the Company nor any of its
subsidiaries has agreed to or is required to make any adjustment pursuant to
Section 481(a) of the Code (or any predecessor provision) by reason of any change in any accounting method, and there is no application by the Company or any of its subsidiaries pending with any taxing authority requesting permission for any changes in any accounting method of the Company or any of its subsidiaries. The IRS has not proposed any such adjustment or change in accounting method.
                           4.14.7           To the best of the Company's
knowledge, neither the Company nor any of its subsidiaries has been or is in violation (or with notice or lapse of time or both, would be in violation) of any applicable law relating to the payment or withholding of Taxes relating to employment. The Company and its subsidiaries, through the services of an outside agent, have duly and timely withheld from employee salaries, wages, and other compensation and




Doc #:DS1:252935.1   24-078
paid over to the appropriate taxing authorities all material amounts required to be so withheld and paid over for all periods under all applicable laws.
                           4.14.8           Neither the Company nor any of its
subsidiaries is a party to, is bound by or has any obligation under, any Tax sharing agreement or similar contract.
                           4.14.9           There is no contract, plan or
arrangement covering any person that, individually or collectively, could give rise to the payment of any amount that would not be deductible by the Company or any of its subsidiaries by reason of Section 28OG of the Code.
                           4.14.10          Neither the Company nor any of its
subsidiaries is a "United States real property holding corporation," within the meaning of Section 897(c)(2) of the Code.
                           4.14.11          For purposes of this Agreement,
"Tax" or "Taxes" shall mean:
                           (i)  Any charge imposed by any foreign,
federal, state, county or local government or subdivision thereof with respect to any income, profits, estimated, sales or use, excise, franchise, ad valorem, severance, capital levy, production, transfer, withholding, business and occupation, real or personal property, gross receipt, unemployment, FICA, FUTA, and other payroll taxes; and




Doc #:DS1:252935.1   24-078

                            (ii)  Interest,  additions and  penalties  (civil or
criminal) imposed in connection with any Tax and any interest in respect of any such additions or penalties.

                  4.15  Employee Benefit Plans.
                           4.15.1           For purposes of this Agreement:
                           (i)       "Benefit Plan" means any employee
benefit plan, arrangement, policy or commitment, including, without limitation, any employment, consulting or deferred compensation agreement, executive compensation, bonus, incentive, pension, profit-sharing, savings, retirement, stock option, stock purchase or severance pay plan, any life, health, disability or accidental death and dismemberment insurance plan, any holiday or vacation practice or any other employee benefit plan within the meaning of section 3(3) of ERISA, as to which the Company has any direct or indirect, actual or contingent liability;
                           (ii)      "Company Benefit Plan" means any
Benefit Plan that provides benefits with respect to current or former Employees;
                      (iii) "Welfare Plan" means any Benefit Plan that is a welfare plan within the meaning of and subject to ERISA section 3(1);
                           (iv)      "Retiree Welfare Plan" means any
Welfare Plan that provides benefits to current or former employees beyond their retirement or other termination of service (other than coverage mandated by COBRA, the cost of




Doc #:DS1:252935.1   24-078
which is fully paid by the current or former employee or his dependents);

                            (v) "ERISA"  means the  Employee  Retirement  Income
Security Act of 1974, as amended;

                            (vi) "COBRA"  means the  provisions  of Code section
4980B and Part 6 of Title I of ERISA;

                            (vii)  "Employee"  means any individual  employed by
the Company or any of its subsidiaries; and

                            (viii)  "PBGC"  means the Pension  Benefit  Guaranty
Corporation.

                           4.15.2           Schedule 4.15.2 lists all Company
Benefit Plans. With respect to each such plan, the Company has delivered to the Parent and the Acquiror correct and complete copies of: (i) all plan texts and agreements and related trust agreements or annuity contracts; (ii) all summary plan descriptions and material Employee communications; (iii) the most recent annual report (including all schedules thereto); (iv) the most recent annual audited financial statement and opinion applicable to a plan intended to qualify under code section 401(a) or 403(a); (v) if the plan is intended to qualify under Code section 401(a) or 403(a), the most recent determination letter, if any, received from the IRS; and (vi) all material communications with any governmental entity or agency (including, without limitation, the PBGC and the IRS).
                           4.15.3           The Company has no direct or
indirect, actual or contingent liability with respect to any




Doc #:DS1:252935.1   24-078

Benefit Plan other than to make payments pursuant to Company Benefit Plans in accordance with the terms of such plans.
                           4.15.4           Each of the Company and its
subsidiaries has made all material payments due from it to date with respect to each Benefit Plan.
                           4.15.5           All material amounts properly
accrued as liabilities to, or expenses of, any Benefit Plan that have not been paid have been properly reflected on the Financial Statements.
                           4.15.6           There are no Benefit Plans that are
subject to any of Code section 412, ERISA section 302 or Title IV of ERISA.
                           4.15.7           Each Benefit Plan conforms in all
material respects to, and its administration is in all material respects in compliance with, all applicable laws and regulations.
                           4.15.8           There are no actions, liens, suits
or claims pending or threatened (other than routine claims for benefits) with respect to any Benefit Plan.
                           4.15.9           Each Benefit Plan which is intended
to qualify under Code section 401(a) or 403(a) so qualifies.
                           4.15.10          Each Benefit Plan which is a "group
health plan" (as defined in ERISA section 607(1)) has been operated in all material respects in compliance with the provisions of COBRA and any applicable, similar state law.
                           4.15.11          There is no contract or arrangement
in existence with respect to any Employee that would result




Doc #:DS1:252935.1   24-078
in the payment of any amount that by operation of Code section 280G would not be deductible to the Company or any of its subsidiaries.
                           4.15.12          No assets of the Company are
allocated to or held in a "rabbi trust" or similar funding vehicle.
                           4.15.13          There are no Retiree Welfare Plans.
                           4.15.14          Except as disclosed on Schedule
4.15.14, there are no: (i) unfunded benefit obligations with respect to any Employee that are not fairly reflected by reserves shown on the Financial Statements; or (ii) reserves, assets, surpluses or prepaid premiums with respect to any Welfare Plan.
                           4.15.15          The consummation of the
transactions contemplated by this Agreement will not: (i) entitle any current or former Employee to severance pay, unemployment compensation or any similar payment; (ii) accelerate the time of payment or vesting, or increase the amount of any compensation due to, any current or former Employee; or (iii) constitute or involve a prohibited transaction (as defined in ERISA section 406 or Code section 4975), constitute or involve a breach of fiduciary responsibility within the meaning of ERISA section 502(l) or otherwise violate Part 4 of Title I of ERISA.
                           4.15.16          No Benefit Plan is a "multiple
employer plan" or a "multiemployer plan" within the meaning of the Code or ERISA.




Doc #:DS1:252935.1   24-078

                           4.15.17          No Benefit Plan that is or was
subject to Title IV of ERISA has been terminated; no filing of a notice of intent to terminate such a Benefit Plan has been made; and the PBGC has not initiated any proceeding to terminate any such Benefit Plan. No event has occurred, and no condition or circumstance exists, that presents a material risk that any Benefit Plan has or is likely to experience a "partial termination" (within the meaning of Code section 411(d)(3)).
                           4.15.18          As of the Effective Time, the
Company, its subsidiaries and any entity under common control with the Company within the meaning of Code section 414(b), (c), (m) or (o) has not incurred any liability or obligation under the Worker Adjustment and Retraining Notification Act, as it may be amended from time to time, and within the six-month period immediately following the Effective Time, will not incur any such liability or obligation if, during such six-month period, only terminations of employment in the normal course of operations occur.
                  4.16 Liabilities. Except as disclosed in the SEC Filings or as set forth on Schedule 4.16 or any other Schedule to this Agreement, the Company and its subsidiaries do not have any material direct or indirect indebtedness, liability, claim, loss, damage, deficiency, obligation or responsibility, fixed or unfixed, choate or inchoate, liquidated or unliquidated, secured or unsecured, accrued,




Doc #:DS1:252935.1   24-078
absolute, contingent or otherwise ("Liabilities"), whether or not of a kind required by generally accepted accounting principles to be set forth in a financial statement, other than: (i) liabilities fully and adequately reflected or reserved against on the Financial Statements; and (ii) liabilities incurred in the ordinary course of business.
                  4.17 Environmental Matters. Except as set forth on Schedule 4.17, the Company and its subsidiaries are and have been in compliance with all applicable federal, state, local and foreign laws, principles of common law, regulations and codes, as well as orders, decrees, judgments or injunctions issued, promulgated, approved or entered thereunder relating to pollution, protection of the environment or public health and safety (collectively, "Environmental Laws"), there is no civil, criminal or administrative judgment, action, suit, demand, claim, hearing, notice of violation, investigation, proceeding, notice or demand letter pending or, to its knowledge, threatened against the Company or any of its subsidiaries pursuant to Environmental Laws that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect with respect to the Company and there are no past or present events, conditions, circumstances, activities, practices, incidents, agreements, actions or plans which may prevent compliance with, or which have given rise to or will give rise to liabilities under,




Doc #:DS1:252935.1   24-078

Environmental Laws that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Change with respect to the Company.
                  4.18 Contracts. Schedule 4.18 sets forth a list of all of the following contracts and other agreements to which the Company or any of its subsidiaries is a party or by or to which either the Company or any of its subsidiaries or its or their assets or properties are bound or subject:
                           (i)      customer contracts and agreements for
the sale of products which by their terms exceed one year and which are in dollar amounts in excess of $300,000 annually;
                           (ii)  supply contracts and agreements which
by their terms exceed one year and which are in dollar amounts in excess of $500,000 annually;
                           (iii)  contracts, severance agreements and
other agreements with any current or former holder of at least 5% of the Common Stock or any officer, director, employee, consultant, agent or other representative providing for payments or benefits of any kind in excess of $100,000 in the aggregate;
                           (iv)  contracts and other agreements with any
labor union or association representing any employee of the Company or any of its subsidiaries;
                           (v)  contracts, agreements or other
arrangements between the Company or any of its subsidiaries, on the one hand, and any of the Majority Stockholders or any




Doc #:DS1:252935.1   24-078
affiliate thereof (other than the Company or its subsidiaries), on the other hand;
                           (vi)  joint venture agreements;
                           (vii)  contracts or other agreements under
which the Company or any of its subsidiaries agrees to indemnify any party pursuant to which the Company could have indemnity obligations in excess of $10,000 (other than standard purchase, lease or sale contracts entered into in the ordinary course of business) or to share tax liability of any party;
                           (viii)  contracts and other agreements
relating to the borrowing of money; and
                           (ix)  any other material contract or other
agreement whether or not made in the ordinary course of business.
                  There have been delivered or made available to the Parent and the Acquiror correct and complete copies of all such contracts and other agreements set forth on Schedule 4.18. All of such contracts and other agreements are in full force and effect and neither the Company nor any subsidiary of the Company is in default under any of them, nor, to the knowledge of the Company, is any other party to any such contract or other agreement in default thereunder, nor does any condition exist that with notice or lapse of time or both would constitute a default thereunder, which has or could reasonably be expected to have a Material Adverse Effect with respect to the Company. Except as set




Doc #:DS1:252935.1   24-078
forth on Schedule 4.18, no approval or consent of any person is needed in order that any contracts and other agreements to which the Company or any of its subsidiaries is a party or by or to which either the Company or any of its subsidiaries or its or their assets or properties are bound or subject continue in full force and effect following the consummation of the transactions contemplated by this Agreement, except for those approvals or consents, the failure to obtain which does not and could not reasonably be expected to have a Material Adverse Effect with respect to the Company. None of the Company or any of its subsidiaries, or to the Company's knowledge, any affiliate, is a party to or bound by any contract or agreement which, individually or in the aggregate, has or could reasonably be expected to have a Material Adverse Effect with respect to the Company. Except as set forth on Schedule 4.18, no single supplier or customer supplied or purchased, during the last 12 months more than 5% of the products supplied to the Company and its subsidiaries taken as a whole or purchased more than 5% of the products sold by the Company and its subsidiaries taken as a whole. As of the date hereof, there are no disputes between the Company and any of its suppliers or customers that have or could reasonably be expected to have a Material Adverse Effect with respect to the Company.
                  4.19 Intangible Property. Schedule 4.19 sets forth a list of all patents on record in the United States




Doc #:DS1:252935.1   24-078

Patent and Trademark Office (the "PTO") issued to the Company or Savin Business Machines Corporation and a list of all trademarks on record in the PTO registered by the Company. To the best of the Company's knowledge, the Company or its subsidiaries owns, or is licensed to, or otherwise has, the right to use all of the patents, trademarks, service marks, trade names, copyrights and franchises (collectively, "Intangible Property") required for the conduct of the business of the Company or any of its subsidiaries, except for those rights, the failure of which to have does not and could not reasonably be expected to have a Material Adverse Effect with respect to the Company. Except as set forth on
Schedule 4.19, the rights of the Company or such subsidiary in such Intangible Property are free and clear of any liens or other encumbrances and neither the Company nor any of its subsidiaries has received written notice of any adversely-held Intangible Property of any other person, or notice of any charge or claim of any person relating to such Intangible Property or any process or confidential information of the Company or its subsidiaries and the Company does not know of any basis for any such charge or claim, except for such liens, charges and claims that do not and could not reasonably be expected to have a Material Adverse Effect with respect to the Company.
                  4.20 Real Estate. Schedule 4.20 sets forth a list and summary description of: (i) all real property owned by the Company or any of its subsidiaries and all




Doc #:DS1:252935.1   24-078
buildings and other structures located on such real property; (ii) all leases, subleases or other agreements under which the Company or any of its subsidiaries is lessor or lessee of any real property; (iii) all options held by the Company or any of its subsidiaries or contractual obligations on its part to purchase or acquire any interest in real property; and (iv) all options granted by the Company or any of its subsidiaries or contractual obligations on its part to sell or dispose of any interest in real property. To the best of the Company's knowledge, the Company or a subsidiary is the owner of record, lessee under the leases or holder of the options, as the case may be, of each of the items set forth on such Schedule (except as set forth in response to clause (iv) above). To the best of the Company's knowledge, such leases, subleases and other agreements are in full force and effect and neither the Company nor any of its subsidiaries has received any notice of default thereunder. Except for the Creditors' Liens, the leasehold interests of the Company and its subsidiaries are subject to no lien or other encumbrance that has or could reasonably be expected to have a Material Adverse Effect with respect to the Company and enjoy a right of quiet possession as against any such lien or other encumbrance on the property.
                  4.21 Insurance. A correct and complete list of all insurance policies or binders held by or on behalf of the Company or its subsidiaries or pursuant to which the




Doc #:DS1:252935.1   24-078
business, properties or assets of the Company or its subsidiaries are insured is set forth on Schedule 4.21 and the Company has heretofore delivered correct and complete copies of such policies and binders to the Parent or the Acquiror. Such policies or binders (as applicable) are in full force and effect and all premiums due thereon have been paid.
                  4.22 Labor Controversies. There are no labor controversies pending or, to the knowledge of the Company, threatened against the Company or any of its subsidiaries that have or could reasonably be expected to have a Material Adverse Effect with respect to the Company.

                                   ARTICLE 5

                                   COVENANTS

                  5.1 Conduct of Business of the Company. Except as contemplated by this Agreement, during the period from the date of this Agreement to the Effective Time, the Company shall, and shall cause each of its subsidiaries to, conduct its operations according to its ordinary course of business and consistent with past practice, and the Company shall, and shall cause each of its subsidiaries to, use its best efforts to preserve intact its business organization, to keep available the services of its officers and employees and to maintain satisfactory relationships with licensors, licensees, suppliers, contractors, distributors, customers and others having business relationships with it. Without limiting the generality of the foregoing, and except as




Doc #:DS1:252935.1   24-078
otherwise expressly provided in this Agreement, prior to the Effective Time, neither the Company nor any or its subsidiaries will, without the prior written consent of the Acquiror:
                           (i)  amend or propose to amend its
Certificate of Incorporation or By-Laws (or comparable governing instruments);
                           (ii)  authorize for issuance, issue, sell,
pledge, deliver or agree or commit to issue, sell, pledge or deliver (whether through the issuance or granting of any options, warrants, commitments, subscriptions, rights to purchase, awards or otherwise) any stock of any class or any securities convertible into or exchangeable for share of stock of any class of the Company or any of its subsidiaries, other than shares of Common Stock issuable upon the exercise of the Options, upon the terms provided therein, and other than shares of Common Stock issuable to holders of Unresolved Claims in settlement thereof, upon the terms provided in the Plan of Reorganization, which holders shall have received notice from the Company of the existence of this Agreement and the transactions contemplated hereby (which notice, at the Company's option, may consist, among other things, of delivery of copies of all press releases issued by the Company prior to the date thereof with respect to the Merger);
                      (iii)  split, combine or reclassify any shares
of its capital stock or declare, pay or set aside any




Doc #:DS1:252935.1   24-078
dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of its capital stock, or redeem, purchase or otherwise acquire or offer to acquire any shares of its own capital stock or any of its subsidiaries;
                           (iv) (a)  except in the ordinary course of
business consistent with past practice, create, incur, assume, maintain or permit to exist any short-term debt (including obligations in respect of capital leases) in excess of the amount currently outstanding; (b) create, incur, assume, maintain or permit to exist any long-term debt (including obligations in respect of capital leases), except for long-term debt currently outstanding; (c) assume, guarantee, endorse or otherwise become liable or responsible (whether directly, indirectly, contingently or otherwise) for the obligations of any other person except wholly owned subsidiaries of the Company in the ordinary course of business consistent with past practice; (d) make any loans, advances or capital contributions to, or investments in, any other person in excess of $30,000 in the aggregate (other than customary travel advances to employees or subsidiaries made in the ordinary course of business consistent with past practice, prepayments to suppliers of goods and services made in the ordinary course of business and currently committed capital expenditures); or (e) incur any material liability or obligation (absolute, accrued, contingent or otherwise) other than in the ordinary course of business and




Doc #:DS1:252935.1   24-078
consistent with past practice, or change any assumption underlying, or methods of calculating, any bad debt, contingency or other reserve;
                           (v) (a)  except as set forth on Schedule 5.1,
increase in any manner the compensation of any of its directors or officers or increase in any manner the compensation of any of its employees, except for annual increases in the ordinary course of business consistent with past practices and Company policies in existence on the date hereof; (b) pay or agree to pay any pension, retirement allowance or other employee benefit not required by any existing plan, agreement or arrangement to any such director, officer or employee, whether past or present; (c) commit itself to any additional pension, profit-sharing, bonus, incentive, deferred compensation, stock purchase, stock option, stock appreciation right, group insurance, severance pay, retirement or other employee benefit plan, agreement or arrangement, or to any employment or consulting agreement with or for the benefit of any person, or to amend or extend any of such plans or any of such agreements in existence on the date hereof; provided that the Company may commit itself to, or amend, any of such plans applicable to the employees of the Company generally if all such commitments and amendments occurring at any one time do not and will not, in the aggregate, increase the liabilities of the Company; or (d) except as set forth on Schedule 5.1,




Doc #:DS1:252935.1   24-078
make any payment or award under any executive compensation plan of the Company;
                           (vi)  except in the ordinary course of
business consistent with past practice, sell, transfer, mortgage, or otherwise dispose of, or encumber, or agree to sell, transfer, mortgage or otherwise dispose of or encumber, any assets or properties, real, personal or mixed;
                           (vii)  enter into any other agreements,
commitments or contracts which, individually or in the aggregate, are material to the Company and its subsidiaries taken as a whole (except agreements, commitments or contracts for the purchase, sale or lease of goods or services, consistent with past practice) or otherwise make any material change in: (a) any existing material agreement, commitment or arrangement; or (b) the conduct of the business or operations of the Company and its subsidiaries taken as a whole;
                           (viii)  other than in the ordinary course of
business and consistent with past practice, make any material investment of a capital nature either by purchase of stock or securities, contributions to capital, property transfers or otherwise, or by the purchase of any property or assets of any other individual, firm or corporation;
                           (ix)  other than in the ordinary course of
business and consistent with past practice, waive any rights of value or make any payment, direct or indirect, of any




Doc #:DS1:252935.1   24-078
liability of the Company or any of its subsidiaries before the same comes due in accordance with its terms; or
                           (x)  agree, commit or arrange to do any of
the foregoing.
                  5.2 Notification of Certain Matters. The Company shall give prompt notice to the Parent and the Acquiror of: (i) any notice of, or other communication relating to, a default or event that, with notice or lapse of time or both, would become a default, received by the Company or any of its subsidiaries subsequent to the date of this Agreement and prior to the Effective Time, under any agreement or contract listed or required to be listed on
Schedule 4.18, which default has or could reasonably be expected to have a Material Adverse Effect with respect to the Company; (ii) any notice or other communication from any third party alleging that the consent of such third party is or may be required in connection with the transactions contemplated by this Agreement; (iii) any notice or other communication from any regulatory authority in connection with the transactions contemplated by this Agreement; (iv) any Material Adverse Change or the occurrence of an event that could reasonably be expected to result in any Material Adverse Change; and (v) any claims, actions, proceedings or investigations commenced or, to the Company's knowledge, threatened, involving or affecting the Company or any of its subsidiaries or any of their property or assets, or, to the Company's knowledge, any employee, consultant, director or officer, in




Doc #:DS1:252935.1   24-078
his or her capacity as such, of the Company or any of its subsidiaries which, if pending on the date hereof, would have been required to have been disclosed in writing pursuant to Section 4.6 or which relates to the consummation of the Merger.
                  5.3      Access and Information.
                           5.3.1    Between the date of this Agreement
and the Effective Time, the Company shall give the Parent and the Acquiror and their respective authorized representatives (including their respective accountants, financial advisors and legal counsel) at all reasonable times access to all plants, offices, warehouses and other facilities and to all contracts, agreements, commitments, books and records (including tax returns) of the Company and its subsidiaries, will permit the Parent and the Acquiror to make such inspections as they may reasonably require and will cause its officers and those of its subsidiaries promptly to furnish the Parent or the Acquiror with: (i) such financial and operating data and other information with respect to the business and properties of the Company and its subsidiaries as the Parent or the Acquiror may from time to time reasonably request; and (ii) a copy of each report, schedule and other document filed or received by the Company or any of its subsidiaries pursuant to the requirements of federal or state securities laws. Notwithstanding the foregoing, the parties agree that prior to the date hereof the Parent and the Acquiror have completed their due




Doc #:DS1:252935.1   24-078
diligence review of the Company and that the right of access and information granted to the Parent and the Acquiror pursuant to this Section 5.3.1 shall be limited to: (i) specific matters that relate to a representation or warranty of the Company hereunder as to the material accuracy of which the Parent or the Acquiror shall have a reasonable basis for concern; (ii) specific matters that relate to a covenant or agreement of the Company hereunder as to the material performance of which by the Company the Parent or the Acquiror shall have a reasonable basis for concern; (iii) specific matters that the Parent and the Acquiror have a reasonable concern may constitute a Material Adverse Change with respect to the Company; and (iv) matters that the Parent and the Acquiror may reasonably need to know or understand prior to the Effective Time in connection with the Parent's management and development of, and plans with respect to, the Company and its subsidiaries and their assets from and after the Effective Time.
                           5.3.2  Except as the Company may otherwise
consent in writing, prior to the Effective Time, the Parent, the Acquiror and their respective affiliates shall hold and shall cause its respective employees, representatives, consultants and advisors to hold in strict confidence, unless compelled to disclose by judicial or administrative process, or, in the opinion of its counsel, by other requirements of law, all documents and information concerning the Company and its subsidiaries and affiliates




Doc #:DS1:252935.1   24-078
furnished to the Acquiror or its affiliates in connection with the transactions contemplated by this Agreement (except to the extent that such information can be shown to have been: (i) known by the Parent, the Acquiror or their affiliates prior to its disclosure to any of them by the Company; (ii) in the public domain through no fault of the Parent, the Acquiror or their affiliates; (iii) later lawfully acquired by the Parent, the Acquiror or their affiliates from other sources unless the Parent, the Acquiror or their affiliates knew such information was obtained in violation of an agreement of confidentiality; or
(iv) was prepared independently by the Parent, the Acquiror or their affiliates without violating this Agreement) and shall not release or disclose such information to any other person, except its auditors, attorneys, financial advisors and other consultants and advisors and lending institutions (including banks) in connection with this Agreement (it being understood that such persons shall be informed by the Parent or the Acquiror of the confidential nature of such information and shall be directed by the Parent or the Acquiror to treat such information confidentially). If the transactions contemplated by this Agreement are not consummated, such confidence shall be maintained for three years from the later of: (a) the date of this Agreement; or (b) the date this Agreement is terminated (if ever) in accordance with Article 8, except to the extent such information comes into the public domain under requirements




Doc #:DS1:252935.1   24-078
of law or through no fault of the Parent or the Acquiror or their affiliates and, if requested by the Company, the Parent and the Acquiror shall destroy or return to the Company all copies of written information furnished by the Company to the Parent or the Acquiror or their affiliates, agents, representatives or advisors; provided, however, that the Parent may retain one copy of such materials, under seal, in its Legal Department for use in the defense of any litigation or claims under the terms hereof. If the Parent or the Acquiror shall be required to make disclosure of any such information by operation of law, the Parent or the Acquiror shall give the Company prior notice of the making of such disclosure and shall use all reasonable efforts to afford the Company an opportunity to contest the making of such disclosures.
                  5.4 Company Approval. The Company shall, to the extent required by applicable law or as otherwise reasonably requested by the Acquiror, take all steps necessary to duly call, give notice of, convene and hold a meeting of its stockholders (including filing with the SEC and mailing to its stockholders the Proxy Statement) as soon as practicable for the purpose of adopting and approving this Agreement and the transactions contemplated hereby and for such other purposes as may be necessary or desirable. The Board shall recommend to its stockholders the adoption and approval of this Agreement and the transactions contemplated hereby and use its reasonable best efforts to obtain any necessary




Doc #:DS1:252935.1   24-078
approval by its stockholders hereby, unless the Board shall determine in good faith, following an appropriate review and based on the advice of the Board's outside counsel, that such action would cause the Board to breach its fiduciary duties under Delaware law.
                  5.5 Reasonable Commercial Efforts. Upon the terms and subject to the conditions hereof, each of the parties hereto agrees to use all reasonable commercial efforts to take, or cause to be taken, all action, and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective as promptly as practicable the transactions contemplated by this Agreement, including using all reasonable commercial efforts to: (i) obtain all necessary consents, amendments to or waivers under the terms of any of the Company's borrowing or other contractual arrangements required by the transactions contemplated by this Agreement; (ii) to effect promptly all necessary or appropriate registrations and filings, including, without limitation, filings and submissions pursuant to the HSR Act and the DGCL; (iii) subject to Article 9, to defend and to cooperate with each other in defending any lawsuits or other legal proceedings, whether judicial or administrative, challenging this Agreement or the consummation of the transactions contemplated hereby; and (iv) to fulfill or cause the fulfillment of the conditions to Closing (as defined in Section 7.1). In case at any time after the Effective Time any further action is




Doc #:DS1:252935.1   24-078
necessary or desirable to carry out the purposes of this Agreement, the proper officers and directors of each corporation which is a party to this Agreement shall take all such necessary action. In the event the Parent exercises the options granted to it pursuant to the Stockholder Agreements, the Company agrees to cooperate in releasing the shares of Common Stock subject to such options then held in escrow by the Company pursuant to Section 4 of the Company's Certificate of Incorporation. The previous sentence shall survive the termination of this Agreement.
                  5.6 Public Announcements. So long as this Agreement is in effect, the Parent and the Acquiror, on the one hand, and the Company, on the other hand, shall not, and shall cause their affiliates not to, issue or cause the publication of any press release or any other announcement with respect to the Merger or this Agreement without the consent of the other party, except where such release or announcement is required by applicable law or pursuant to any listing agreement with, or the rules or regulations of, any securities exchange, in which case the party will use its best efforts to provide a copy of the proposed press release or announcement to the other parties prior to its being made available to the public.
                  5.7      Exchange Act Compliance.  In consummating the
Merger, the Parent, the Acquiror and the Company shall comply in all material respects with the provisions of the Exchange Act and the rules and regulations thereunder.




Doc #:DS1:252935.1   24-078

                  5.8 No Inconsistent Activities. The Company agrees that for the period of time from the date hereof to and including the Effective Time, the Company will not, and will not cause or permit any of its affiliates controlled by it or any of its officers (including the Chairman of the Board), employees, representatives or agents, and will direct and instruct its directors not to, initiate or solicit, directly or indirectly, any inquiries or the making of any proposal with respect to, or, except to the extent required in order for the Board to act in a manner that is consistent with its fiduciary obligations under Delaware law, as advised in writing by its outside counsel, engage in discussions or negotiations with or provide any information to any person in connection with: (i) the possible disposition of shares of Common Stock or of a material portion of the assets, rights or operations of the Company; or (ii) any business combination involving the Company (together, a "Transaction") or otherwise facilitate any effort or attempt to do or seek any of the foregoing. The Company immediately shall cease and terminate discussions or negotiations with all parties other than the Parent and the Acquiror with respect to any Transaction that have been conducted heretofore. If the Company shall decide in accordance with its fiduciary obligations under Delaware law (upon the written advice of outside counsel, as set forth above) to provide information to any person other than the Parent or the Acquiror or their respective affiliates or to




Doc #:DS1:252935.1   24-078
enter into discussions or negotiations respecting a Transaction with any person other than the Parent or the Acquiror or their respective affiliates, the Company shall notify the Parent and the Acquiror immediately. Upon receipt of such notification, the Parent and the Acquiror shall have the unilateral right to terminate this Agreement and the sole remedy of the Parent and the Acquiror shall be to receive the fee provided for in Section 5.9, subject to the terms and conditions of Section 5.9. Any third party receiving any information in respect of a Transaction shall be subject to confidentiality restrictions substantially the same as those binding on the Parent and the Acquiror.
                  5.9 Termination Fee. Upon the occurrence of a Termination Event (as defined below) the Company shall promptly (and in any event within ten days after such occurrence) pay to the Parent a fee equal to $1,000,000. A
"Termination Event" shall occur if:
                           (i)  the Parent or the Acquiror terminates
this Agreement pursuant to Section 8.1(ii) based on a material breach by the Company of Section 5.8;
                           (ii)  a tender offer or exchange offer for
20% or more of the outstanding voting securities of the Company is commenced on or before the date that is 120 days after the date hereof and the Board does not within 10 business days after receipt of such offer unconditionally reject such offer and recommend that the Company's stockholders reject such offer; and




Doc #:DS1:252935.1   24-078

                           (iii)  the Company enters into an agreement
on or before the date that is 165 days after the date hereof with any party other than the Parent or the Acquiror respecting a Transaction (other than such an agreement entered into after the date that is 120 days after the date hereof respecting the issuance of shares of Common Stock that do not, in the aggregate, constitute more than 5% of the outstanding shares of Common Stock or the sale of assets of the Company that do not, in the aggregate, constitute more than 25% of the total value of the Company's tangible assets as reflected on the most recent financial statements of the Company, net of all reserves against such assets).
                  Except to the extent specifically provided in this Section, the Parent and the Acquiror shall not be entitled, as a result of a Termination Event, to any reimbursement of expenses incurred in connection with the transactions contemplated hereby, it being understood that such fee is intended in part to serve as such reimbursement in the event of a Termination Event. Upon payment by the Company of the Termination Fee to the Parent, the Company shall have no further liability with respect to the Termination Event to either the Parent or the Acquiror for any (i) fees or expenses incurred by the Parent or the Acquiror in connection with this Agreement and the transactions contemplated hereby or (ii) damages or losses of any kind incurred by the Parent or the Acquiror as a result of such




Doc #:DS1:252935.1   24-078
termination. This Section shall survive the termination of this Agreement.
                  5.10 Indemnification of Directors and Officers. The Surviving Corporation shall indemnify and hold harmless each present or former director and officer of the Company and its subsidiaries (the "Indemnified Persons"), as provided in the Certificate of Incorporation and By-laws of the Company and
Section 145 of the DGCL, in each case as currently in effect. For a period of three years after the Effective Time, the Surviving Corporation's certificate of incorporation, as in effect at the Effective Time with respect to indemnification of officers and directors, shall not be modified if such modification would lessen or otherwise adversely affect the indemnification provided thereunder, except as required by law. This Section 5.10 shall survive the Merger and is intended to benefit each of the Indemnified Persons, each of whom shall be entitled to enforce this Section 5.10 against the Surviving Corporation.
                  5.11 Indemnification of Brokerage. The Parent and the Acquiror, on the one hand, and the Company, on the other hand, each agree to indemnify and save the other harmless from any claim or demand for commission or other compensation by any broker, finder, agent or similar intermediary claiming to have been employed by or on behalf on the Parent or the Acquiror or any of their affiliates, on the one hand, or by the Company or any of its affiliates, on




Doc #:DS1:252935.1   24-078
the other hand, and to bear the cost of legal expenses incurred in defending any such claim.
                  5.12 Escrow Agreement. If, immediately prior to the Closing, any of the Unresolved Claims shall not have been resolved and satisfied through the issuance of shares of Common Stock and/or if the Company shall elect to cause a portion of the purchase price to be paid to the Escrow Agent (as defined below) pursuant to Section 6.2, the Company shall execute and deliver an Escrow Agreement (the "Escrow Agreement") in the form attached hereto as Exhibit A with a person (the "Escrow Agent") designated by the Company and reasonably satisfactory to the Parent and the Acquiror, and the Company shall issue to the Escrow Agent, to hold and disburse as provided therein (a) the number of shares of Common Stock equal to the sum of (i) the aggregate number of shares of Common Stock issuable in full settlement of all then outstanding Unresolved Claims,
(ii) the aggregate number of shares of Common Stock that would be issuable to the King Companies (as defined in the Plan of Reorganization), or their assignees, pursuant to the Plan of Reorganization as a result of the settlement in full of all the outstanding Unresolved Claims, and (iii) the number of shares of Common Stock that, if issued and outstanding immediately prior to the Effective Time, would be converted by virtue of the Merger into the right to receive cash in an amount equal to the estimated fees, costs and expenses of settlement of all then outstanding Unresolved Claims, which




Doc #:DS1:252935.1   24-078
amount shall be agreed to in writing by the Company and the Parent, and (b) the portion, if any, of the purchase price that the Company shall elect to pay to the Escrow Agent pursuant to Section 6.2.
                  5.13 Consents and Waivers. The Company shall use its reasonable best efforts to obtain all consents and waivers necessary under the Foothill Capital Corporation ("Foothill") credit facilities of the Company and Savin Credit Corporation and the ING Agreement with respect to the transactions contemplated hereby. The Company's undertaking in this Section 5.13 to use reasonable best efforts to obtain waivers and consents shall not obligate the Company in connection with obtaining any such waiver or consent to pay money to Foothill or ING or to agree to become bound by terms more burdensome to the Company or any of its affiliates than the existing terms of the Foothill credit facilities or the ING Agreement, as the case may be.

                                   ARTICLE 6
                                   CONDITIONS
                  6.1 Conditions to Each Party's Obligations. The respective obligations of each party to effect the Merger shall be subject to the fulfillment at or prior to the Effective Time of the following conditions:
                           (i)  This Agreement shall have been adopted
by the affirmative vote of the stockholders of the Company by the requisite vote in accordance with applicable law;




Doc #:DS1:252935.1   24-078

                           (ii)  No order, statute, rule, regulation,
executive order, stay, decree, judgment or injunction shall have been enacted, entered, promulgated or enforced by any court or Governmental Entity that prohibits or prevents the consummation of the Merger; provided that the Parent, the Acquiror and the Company shall use their best efforts to have such order, statute, rule, regulation, executive order, stay, decree, judgment or injunction vacated; and
                           (iii)  Any waiting period applicable to the
Merger under the HSR Act shall have expired or been terminated.
                  6.2 Conditions to Obligation of the Parent and the Acquiror.
                           6.2.1  The obligation of the Parent and the
Acquiror to effect the Merger shall be subject to the fulfillment, at the Effective Time, of the following additional conditions, any one or more of which may be waived by the Parent and the Acquiror:
                           (i)  The Company and each of the Majority
Stockholders shall have performed in all material respects its and their covenants and obligations under this Agreement and their respective Stockholder Agreements required to be performed on or prior to the Effective Time pursuant to the terms hereof and thereof.
                           (ii)  The representations and warranties of
the Company contained in this Agreement and of each of the Majority Stockholders contained in their respective




Doc #:DS1:252935.1   24-078

Stockholder Agreements shall be true and correct in all material respects on and as of the Effective Time as if made on and as of such date (it being agreed that where any such representation and warranty includes a Material Adverse Effect exception or other materiality exception, such exception shall be deemed not to exist for purposes of this Section 6.2.1(ii)).
                           (iii)  There shall not have occurred after
the date hereof any Material Adverse Change. Notwithstanding any other provision of this Agreement or any disclosure made by the Company to the Parent or the Acquiror, for purposes of this Section 6.2.1(iii), each of the lawsuits described on Schedule 4.6 claiming damages in excess of $500,000, net of amounts to be paid or reimbursed pursuant to the Company's insurance policies and net of amounts reserved by the Company against such lawsuits, in each case as of the date hereof (the "Significant Lawsuits") shall be deemed to be an event that occurred after the date hereof. If any Significant Lawsuit has not been resolved as of the Closing on terms reasonably satisfactory to the Parent and the Acquiror, based on the explanation of such Significant Lawsuit previously provided by the Company, the Parent and the Acquiror shall have the right at the Closing to claim that such Significant Lawsuit (individually or together with any other Significant Lawsuits) constitutes a Material Adverse Change hereunder.




Doc #:DS1:252935.1   24-078

                           (iv)  All actions, proceedings, instruments
and documents required to carry out the transactions contemplated hereby or incidental hereto, including all steps taken for compliance with the requirements of the securities, antitrust and regulatory laws, and all other related legal matters shall have been reasonably satisfactory to and approved by Paul, Weiss, Rifkind, Wharton & Garrison, counsel for the Parent and the Acquiror, and such counsel shall have been furnished with such certified copies of such corporate actions and proceedings and such other instruments and documents as it shall have reasonably requested, including an opinion of counsel to the Company.
                           (v)      The New York State Department of
Environmental Conservation's claims against the Company relating to the Company's former property in Owego, New York shall have been finally resolved in the manner contemplated by the Stipulation and Order with Respect to Claims of the New York State Department of Environmental Conservation dated November 29, 1994 between NYSDEC and the Company, a true and correct copy of which has been provided to the Parent.
                           6.2.2  Notwithstanding Section 6.2.1, if the
Parent or the Acquiror asserts that there has been one or more failures of any condition set forth in Section 6.2.1(ii) and/or (iii) (other than with respect to Sections 4.2, 4.4, 4.5(i) and 4.7 and other than as a result




Doc #:DS1:252935.1   24-078
of any Significant Lawsuit) and such failures could not reasonably be expected to result in a net reduction of $2,000,000 or more in either the value of the Surviving Corporation to the Parent or the Acquiror or the net worth of the Company from that shown on the July 2, 1994 balance sheet of the Company, such failures shall not be deemed to constitute a failure of a condition if the Company agrees to reduce the aggregate purchase price for all of the shares of Common Stock hereunder in an amount equal to the amount by which the net reduction in such value or net worth (whichever reduction is greater) exceeds $500,000.
                           6.2.3  Notwithstanding Section 6.2.1, if the
Parent or the Acquiror asserts that there has been a failure of the condition set forth in Section 6.2.1(iii) arising as a result of one or more Significant Lawsuits, and asserts that a net reduction in value or net worth (whichever reduction is greater) referred to in such paragraph has occurred, such failure shall not be deemed to constitute a failure of a condition if (i) the Company elects to cause a portion of the aggregate purchase price for all of the shares of Common Stock equal to such asserted net reduction in value or net worth (whichever reduction is greater) to be paid to the Escrow Agent to be held in escrow and disbursed as provided in the Escrow Agreement with respect to such Significant Lawsuits or (ii) the Company agrees to reduce the aggregate purchase price for all of the shares of Common Stock hereunder in amount equal to such net reduction in




Doc #:DS1:252935.1   24-078
value or net worth (whichever is greater) or such other amount as may be agreed in writing by the Parent, the Acquiror and the Company.
                           6.2.4  Notwithstanding Section 6.2.1, if the
Parent or the Acquiror asserts that there has been a failure of the condition set forth in Section 6.2.1(iii) arising as a result of one or more lawsuits filed against the Company subsequent to the date hereof claiming damages in excess of $100,000 (the "Unscheduled Significant Lawsuits"), and asserts that a net reduction in value or net worth (whichever reduction is greater) referred to in such paragraph has occurred, such failure shall not be deemed to constitute a failure of a condition if (i) the Parent, the Acquiror and the Company agree to cause a portion of the aggregate purchase price for all of the shares of Common Stock equal to such asserted net reduction in value or net worth (whichever reduction is greater) to be paid to the Escrow Agent to be held in escrow and disbursed as provided in the Escrow Agreement with respect to such Unscheduled Significant Lawsuits or (ii) the Parent, the Acquiror and the Company agree to reduce the aggregate purchase price for all of the shares of Common Stock hereunder in amount equal to such net reduction in value or net worth (whichever is greater) or such other amount as may be agreed in writing by the Parent, the Acquiror and the Company.
                  6.3 Conditions to Obligation of the Company. The obligation of the Company to effect the Merger shall be




Doc #:DS1:252935.1   24-078
subject to the fulfillment at or prior to the Effective Time of the following additional conditions, any one or more of which may be waived by the Company:
                           (i)  The Parent and the Acquiror shall have
performed in all material respects their covenants and obligations under this Agreement required to be performed on or prior to the Effective Time pursuant to the terms hereof;
                           (ii)  The representations and warranties of
the Parent and the Acquiror contained in this Agreement shall be true and correct in all material respects on and as of the Effective Time as if made on and as of such date (it being agreed that where any such representation and warranty includes a Material Adverse Effect exception or other materiality exception, such exception shall be deemed not to exist for purposes of this
Section 6.3(ii)); and
                           (iii)  All actions, proceedings, instruments
and documents required to carry out the transactions contemplated hereby or incidental hereto, including all steps taken for compliance with the requirements of the securities, antitrust and regulatory laws, and all other related legal matters shall have been reasonably satisfactory to and approved by Anderson Kill Olick & Oshinsky, P.C., counsel for the Company, and such counsel shall have been furnished with such certified copies of such corporate actions and proceedings and such other instruments and documents as it shall have reasonably requested, including an opinion of counsel to the Parent and the Acquiror.




Doc #:DS1:252935.1   24-078

                                   ARTICLE 7
                                    CLOSING
                  7.1 Time and Place; Filing of Certificates of Merger. Subject to the provisions of Article 6, the closing of the Merger (the "Closing") shall take place in New York City at the offices of Paul, Weiss, Rifkind, Wharton & Garrison, as soon as practicable but in no event later than 10:00 a.m., local time, on the first business day after the date on which each of the conditions set forth in Article 6 have been satisfied or waived by the party or parties entitled to the benefit of such conditions; or at such other place, at such other time, or on such other date as the Parent, the Acquiror and the Company may mutually agree. The date on which the Closing actually occurs is herein referred to as the "Closing Date."
                  7.2 Filing of Certificates of Merger. At the Closing, the Parent, the Acquiror and the Company shall cause the Certificate of Merger to be executed and filed with the Secretary of State of the State of Delaware as provided in the DGCL, and shall take any and all other lawful actions and do any and all other lawful things to cause the Merger to become effective.

                                   ARTICLE 8
                          TERMINATION AND ABANDONMENT
                  8.1      Termination.  This Agreement may be
terminated and the Merger contemplated hereby may be




Doc #:DS1:252935.1   24-078
abandoned at any time prior to the Effective Time, whether before or after approval by the stockholders of the Company:
                           (i)  by mutual action of the Parent, the
Acquiror and the Company;
                           (ii)  by the Parent or the Acquiror if the
Company or any of the Majority Stockholders shall have materially breached or failed to perform in any material respect its covenants or obligations contained herein or in their respective Stockholder Agreements;
                           (iii)  by the Parent, the Acquiror or the
Company if a court of competent jurisdiction or other Governmental Entity shall have issued an order, decree or ruling or taken any other action restraining, enjoining or otherwise prohibiting the Merger and such order, decree, ruling or other action shall have become final and nonappealable; and
                           (iv)  by the Parent, the Acquiror or the
Company if the Effective Time shall not have occurred by the date that is 120 days after the date hereof.
                  8.2 Procedure and Effect of Termination. In the event of termination and abandonment of the Merger by the Parent or the Acquiror, on the one hand, or by the Company, on the other hand, pursuant to Section 8.1, written notice thereof shall forthwith be given to the other and this Agreement shall terminate and the Merger shall be abandoned without further action by any of the parties hereto. If this Agreement is terminated as provided herein no party




Doc #:DS1:252935.1   24-078
hereto shall have any liability or further obligation to any other party under the terms of this Agreement except for the willful breach by any party hereto and except as stated in Sections 5.3.2, 5.5, 5.8 and 5.9.

                                   ARTICLE 9
                                 MISCELLANEOUS
                            9.1 Certain Definitions.
                                    9.1.1            For purposes of this
Agreement, the following terms shall have the meanings ascribed to them in this
Section 9.1.1:
                           (i)  "person" shall mean and include an
individual, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof;
                           (ii)  "affiliate," with respect to any
person, shall mean and include any person controlling, controlled by or under common control with such person, and shall also include any person 20% or more of whose outstanding voting power is owned by the specified person either directly or indirectly through subsidiaries; and
                           (iii)  "subsidiary" of any specified person
shall mean any corporation 50 percent or more of the outstanding voting power of which, or any partnership, joint venture or other entity 50 percent or more of the total equity interest of which, is directly or indirectly owned by such specified person. For purposes of this Agreement, all




Doc #:DS1:252935.1   24-078
references to "subsidiaries" of a person shall be deemed to mean "subsidiary" if such person has only one subsidiary.
                                    9.1.2            For purposes of this
Agreement, the following terms shall have the meanings ascribed to them in the Sections set forth opposite them below:

Term                                                                                               Section

1993 Form 10-K.........................................................................................4.3
Acquiror..........................................................................................Recitals
affiliate..............................................................................................9.1
Agreement.........................................................................................Recitals
Bankruptcy Code........................................................................................4.7
Benefit Plan........................................................................................4.15.1
Board..................................................................................................1.8
Certificate of Merger..................................................................................1.2
Certificates.........................................................................................2.4.2
Chapter 11 Case........................................................................................4.7
Closing................................................................................................7.1
Closing Date...........................................................................................7.1
COBRA...............................................................................................4.15.1
Code................................................................................................4.14.5
Common Stock...........................................................................................2.1
Company...........................................................................................Recitals
Company Benefit Plan................................................................................4.15.1
Confirmation Order.....................................................................................4.7
Constituent Corporations..........................................................................Recitals
Creditors' Liens.......................................................................................4.3
DGCL..............................................................................................Recitals
Dissenting Shares......................................................................................2.2
Effective Time.........................................................................................1.2
Employee............................................................................................4.15.1
Environmental Laws....................................................................................4.17
ERISA...............................................................................................4.15.1
Escrow Agent..........................................................................................5.12
Escrow Agreement......................................................................................5.12
Exchange Act...........................................................................................1.8
Exchange Fund........................................................................................2.4.1
Exchange Agent.......................................................................................2.4.1
FCC....................................................................................................4.3
Financial Statements................................................................................4.14.1
Foothill..............................................................................................5.13
Governmental Entity....................................................................................3.5
HSR Act................................................................................................3.5
Indemnified Persons...................................................................................5.11
ING....................................................................................................4.3
ING Agreement..........................................................................................4.3




Doc #:DS1:252935.1   24-078



                                                                              73




Intangible Property...................................................................................4.19
IRS.................................................................................................4.14.5
Liabilities...........................................................................................4.16
Majority Stockholders.............................................................................Recitals
Material Adverse Change................................................................................4.9
Material Adverse Effect................................................................................3.3
Merger............................................................................................Recitals
NOL's...............................................................................................4.14.3
NWP ...................................................................................................3.6
Option.................................................................................................2.5
Option Plan............................................................................................2.5
Parent............................................................................................Recitals
PBGC................................................................................................4.15.1
Pendergast............................................................................................4.12
Permits...............................................................................................4.10
person.................................................................................................9.1
Plan of Reorganization.................................................................................4.7
Price Per Share .....................................................................................2.1.1
Proxy Statement........................................................................................1.8
Retiree Welfare Plan................................................................................4.15.1
SEC Filings............................................................................................4.8
SEC....................................................................................................1.8
Significant Lawsuits............................................................................6.2.1(iii)
Stockholder Agreement.............................................................................Recitals
subsidiary.............................................................................................9.1
Surviving Corporation..................................................................................1.1
Tax................................................................................................4.14.11
Tax Returns.........................................................................................4.14.1
Termination Event......................................................................................5.9
Transaction............................................................................................5.8
Unresolved Claims......................................................................................4.2
Unscheduled Significant Lawsuits.....................................................................6.2.4
Welfare Plan........................................................................................4.15.1

                           9.2  Amendment and Modification.  Subject to
applicable law, this Agreement may be amended, modified or supplemented only by a written agreement signed by the parties hereto at any time prior to the Effective Time with respect to any of the terms contained herein; provided, however, that, after this Agreement is adopted by the Company's stockholders pursuant to Section 5.4, no such amendment or modification shall: (i) alter or change the amount or kind of the consideration to be delivered to the




Doc #:DS1:252935.1   24-078
stockholders of the Company; (ii) alter or change any term of the Certificate of Incorporation of the Surviving Corporation; or (iii) alter or change any of the terms or conditions of this Agreement if such alteration or change would adversely affect the stockholders of the Company.
                  9.3 Waiver of Compliance; Consents. Any failure of the Parent or the Acquiror, on the one hand, or the Company, on the other hand, to comply with any obligation, covenant, agreement or condition herein may be waived by the Parent, the Acquiror or the Company, respectively, only by a written instrument signed by the party granting such waiver, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure. Whenever this Agreement requires or permits consent by or on behalf of any party hereto, such consent shall be given in writing in a manner consistent with the requirements for a waiver of compliance as set forth in this Section 9.3.
                  9.4 Survival. The respective representations and warranties of the Parent, the Acquiror and the Company contained herein shall not survive the Closing hereunder.
                  9.5 Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered in person, by telecopier (with a confirmed receipt thereof) or registered or certified mail (postage prepaid, return receipt requested),




Doc #:DS1:252935.1   24-078
and on the next business day when sent by overnight courier service, to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):
                           (a) if to the Parent, the Acquiror or the Surviving Corporation, to:

                                     Ricoh Corporation
                                     Five Dedrick Place
                                     West Caldwell, New Jersey 07006
                                     Attention: David R.S. Kennedy, Esq.
                                     Telecopier: (201) 808-7691 or
                                     (201) 882-2134

                                     with a copy to:

                                     Paul, Weiss, Rifkind, Wharton &
                                      Garrison
                                     1285 Avenue of the Americas
                                     New York, New York 10019-6064
                                     Attention: Toby S. Myerson, Esq.
                                     Telecopier: (212) 757-3990

                           (b)       if to the Company, to:

                                     Savin Corporation
                                     333 Ludlow Street
                                     Stamford, Connecticut 06904
                                     Attention: D. Thomas Abbott
                                     Telecopier: (203) 967-5005

                                     with a copy to:

                                     Anderson Kill Olick & Oshinsky
                                     1251 Avenue of the Americas
                                     New York, New York 10020
                                     Attention: Michael W. Stamm, Esq.
                                     Telecopier: (212) 278-1733

                  9.6 Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations hereunder




Doc #:DS1:252935.1   24-078
shall be assigned by any of the parties hereto without the prior written consent of the other parties; provided, however, that the rights of the Acquiror may be transferred in whole or in part to any wholly owned subsidiary of the Parent.
                  9.7 Expenses. Whether or not the Merger is consummated, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs or expenses.
                  9.8 Governing Law. This Agreement shall be governed by the laws of the State of New York applicable to agreements made and to be performed entirely within such State, without regard to the choice of law principles thereof.
                  9.9 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
                  9.10 Interpretation. The article and section headings contained in this Agreement are solely for the purpose of reference, are not part of the agreement of the parties and shall not in any way affect the meaning or interpretation of this Agreement.
                  9.11 Entire Agreement. This Agreement, including the documents or instruments referred to herein, embodies the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein. There




Doc #:DS1:252935.1   24-078
are no restrictions, promises, representations, warranties, covenants, or undertakings, other than those expressly set forth or referred to herein. This Agreement supersedes all prior agreements, including without limitation, the letter agreement, dated July 26, 1994, between the Company and the Parent, and the understandings between the parties with respect to the subject matter hereof.





Doc #:DS1:252935.1   24-078

                  9.12 No Third Party Beneficiaries. Except as expressly provided in Section 5.10, this Agreement is not intended to, and does not, create any rights or benefits of any party other than the parties hereto.

                  IN WITNESS WHEREOF, the Parent, the Acquiror and the Company have caused this Agreement to be signed by their respective duly authorized officers on the date first above written.

                                                   RICOH CORPORATION


                                                   By __________________________
                                                      Name:
                                                      Title:

                                                   SC ACQUISITION CORP.



                                                   By __________________________
                                                      Name:
                                                      Title:


                                                   SAVIN CORPORATION



                                                   By___________________________
                                     Name:
                                     Title:



Doc #:DS1:252935.1   24-078